EQUITY	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
EQUITY

NOTE 10 – EQUITY

The equity of the Company as of December 31, 2023 and 2022 represents 15,093,847 ordinary shares and 12,000,000 ordinary shares amounting to $8,350,002 and $2, respectively.

On March 20, 2023, the Company completed a private placement of an aggregate 1,400,000 ordinary shares at $0.25 per share to the selling shareholders for aggregate gross proceeds of $350,000.

On April 20, 2023, the Company announced the pricing of our initial public offering of 1,600,000 Ordinary Shares at $5.00 per share and commencement of trading of its Ordinary Shares on the Nasdaq Capital Market under the symbol, “WLGS”. On April 24, 2023, the Company announced the closing initial public offering with gross proceeds of $8,000,000. On May 1, 2023, the Company issued 96,331 Ordinary Shares for cashless exercise as warrant shares to its underwriter, and on November 3, 2023, the Company cancelled back 2,484 Ordinary Shares issued.